UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

ARCLIGHT CLEAN TRANSITION CORP.
 (Exact name of registrant as specified in its charter)

Cayman Islands	001-39546	98-1551379
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

200 Clarendon Street, 55th Floor
Boston, MA, 02116
(Address of principal executive offices)

(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ACTCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on September 25, 2020, the outstanding warrants (“Warrants”) to purchase Class A ordinary shares of ArcLight Clean Transition Corp. (the “Company”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that its warrants should be presented as liabilities with subsequent fair value remeasurement.

On May 4, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s consolidated financial statements for the period beginning July 28, 2020 (inception) through December 31, 2020 (the “Non-Reliance Period”) should no longer be relied upon due to a misapplication in the guidance around accounting for certain of the Company’s Warrants. Similarly, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon. In addition, the audit report of the Company’s current independent registered public accounting firm, Marcum LLP (“Marcum”), included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed on March 31, 2021 with the Securities and Exchange Commission should no longer be relied upon. The Company plans to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020, as filed on March 31, 2021, which will include the restated audited financial statements for the Non-Reliance Period.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum. Marcum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2021

ARCLIGHT CLEAN TRANSITION CORP.

By:	/s/ John F. Erhard
Name:	John F. Erhard
Title:	President and Chief Executive Officer

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